Net Income Per Share (Tables)	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Schedule of reconciliation of the fully dilutive securities effect
	2020	2019
Net income attributable to common stockholders	$2,861	$891

Weighted average basic shares outstanding	13,576	13,415
Dilutive effect of stock options and restricted stock	2,046	1,926
Weighted average shares for diluted earnings per share	15,622	15,341

Basic income per share	$0.21	$0.07
Diluted income per share	$0.18	$0.06